UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2021 (May 25, 2021)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2021, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the beginning of the Annual Meeting, there were 4,516,418 shares of Common Stock present at the Annual Meeting in person or by proxy, which represented 51.45% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on April 1, 2021. At the Annual Meeting, the Company’s stockholders approved the following proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2021(the “Proxy Statement”).

Proposal 1. Election of Directors.

Nominee	For	Against	Abstentions	Broker Non-Votes
Daniel Dus	4,458,947	0	57,471	0
Stewart Martin	4,478,662	0	37,756	0

Each of the above nominees was elected to serve as a director until the 2023 Annual Meeting of Stockholders or until the election and qualification of his successor.

The following proposal was approved:

Proposal 2. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
For	Against	Abstentions	Broker Non-Votes
4,095,640	121,856	298,922	0

At the time of the Annual Meeting, there were insufficient votes to pass Proposals 3 and 4, which sought to approve (i) an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an amendment to the Certificate of Incorporation from 66.667% to a simple majority, and (ii) an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, respectively. As provided in the Company’s Bylaws, the Chairman of the Company’s Board of Directors elected to adjourn the Annual Meeting with respect to the votes for Proposals 3 and 4 in order to solicit additional proxies for such proposals. As announced at the Annual Meeting, such Annual Meeting will reconvene virtually at 1:00 P.M. Eastern Daylight Time on June 8, 2021. The reconvened Annual Meeting will be virtual and accessible at www.virtualshareholdermeeting.com/ISUN2020AM. During the period of adjournment, the Company will continue to accept stockholder votes on Proposals 3 and 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2021

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer